Exhibit 99.3

Independent Auditor’s Report

To the Members

Signature Special Event Services, LLC

Frederick, Maryland

We have audited the accompanying balance sheets of Signature Special Event Services, LLC as of December 31, 2005 and 2004, and the related statements of income, members’ equity and cash flows for the years ended December 31, 2005 and 2004 and the period from March 1, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Signature Special Event Services, LLC as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 and the period from March 1, 2003 (date of inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

Frederick, Maryland

March 7, 2006

Signature Special Event Services, LLC

Balance Sheets

December 31, 2005 And 2004

	2005	2004
Assets
Current Assets
Cash and cash equivalents	$3,778,407	$2,897,704
Accounts receivable, net	8,745,273	4,348,634
Note receivable, current maturities	30,833	32,216
Prepaid expenses	374,709	343,843
Other current assets	126,078	163,761

Total current assets	13,055,300	7,786,158

Property and Equipment, net	11,631,209	10,945,564
Note Receivable, less current maturities	29,637	57,398
Other Assets, principally deposits	69,335	75,963
Goodwill	897,932	897,932
Loan Costs, net	72,539	92,550

	$25,755,952	$19,855,565

Liabilities And Members’ Equity
Current Liabilities
Current maturities of long-term debt	$1,763,667	$1,328,000
Accounts payable	3,554,714	1,581,281
Accrued salaries	381,926	494,031
Other accrued expenses	621,923	780,136
Deferred revenue	382,253	505,101

Total current liabilities	6,704,483	4,688,549

Long-Term Debt, less current maturities	1,298,002	4,980,000

Commitments and Contingencies (Note 9)

Members’ Equity	18,043,467	10,297,016
Less: Note receivable and advance-members	(290,000)	(110,000)

	17,753,467	10,187,016

	$25,755,952	$19,855,565

See Notes To Financial Statements.

Signature Special Event Services, LLC

Statements Of Income

Years Ended December 31, 2005 And 2004 And Period From March 1, 2003 (Date of Inception) To December 31, 2003

	2005	2004	2003
Revenue	$56,984,084	$37,600,983	$17,625,653

Cost of revenue
Labor and subcontractors	10,958,304	10,342,074	6,044,361
Equipment and tents	10,784,192	4,118,154	1,953,306
Transportation-equipment and tents	3,359,229	2,493,573	1,674,268
Travel-labor	2,192,022	1,650,123	845,160
Other direct costs	6,941,996	6,377,399	1,489,623
Depreciation	3,070,190	2,358,435	1,414,745

	37,305,933	27,339,758	13,421,463

Gross profit	19,678,151	10,261,225	4,204,190

Operating expenses:
Selling expenses	1,483,537	1,391,807	1,303,858
General and administrative expenses	4,962,153	4,787,554	2,566,689
Management fees paid to member	185,972	193,345	154,091
Depreciation and amortization	203,922	207,706	43,814

	6,835,584	6,580,412	4,068,452

Operating income	12,842,567	3,680,813	135,738

Other income (expense):
Interest income	36,906	11,977	4,410
Interest expense	(427,920)	(350,094)	(355,212)
Write-off of accrued interest	—	150,000	—
Guaranteed payments-members	(43,562)	(75,616)	—
Organizational costs	—	—	(400,000)
Write-off of note receivable-member	—	—	(95,000)

	(434,576)	(263,733)	(845,802)

Net income (loss)	$12,407,991	$3,417,080	$(710,064)

See Notes To Financial Statements.

Signature Special Event Services, LLC

Statements Of Members’ Equity

Years Ended December 31, 2005 And 2004 And Period From March 1, 2003 (Date of Inception) To December 31, 2003

	Class A Members	Class B Members	Class C Members	Total
Initial membership contribution	$3,500,000	$2,000,000	$—	$5,550,000

Net loss	(710,064)	—	—	(710,064)

Balance at December 31, 2003	2,789,936	2,000,000	—	4,789,936

Issuance of members’ interest	90,000	—	2,000,000	2,090,000

Net income	3,417,080	—	—	3,417,080

Balance at December 31, 2004	6,297,016	2,000,000	2,000,000	10,297,016

Redemption of members’ interest	(597,405)	(2,000,000)	(2,000,000)	(4,597,405)

Distributions	(64,135)	—	—	(64,135)

Net income	12,407,991	—	—	12,407,991

Balance at December 31, 2005	$18,043,467	$—	$—	$18,043,467

See Notes To Financial Statements.

Signature Special Event Services, LLC

Statements Of Cash Flows

Years Ended December 31, 2005 And 2004 And Period From March 1, 2003 (Date of Inception) To December 31, 2003

	2005	2004	2003
Cash Flows From Operating Activities
Cash received from customers	$52,443,048	$32,218,856	$15,526,645
Cash paid to suppliers and employees	(39,111,705)	(26,900,393)	(14,330,496)
Interest received	36,906	8,357	3,017
Interest paid	(450,667)	(575,710)	(205,212)

Net cash provided by operating activities	12,917,582	4,751,110	993,954

Cash Flows From Investing Activities
Purchase of business	—	—	(7,696,499)
Net cash payments for assumed obligations of purchase acquisition	—	—	(773,433)
Organizational costs paid to member	—	—	(400,000)
Purchase of property and equipment	(3,978,152)	(2,449,635)	(1,893,442)
Collections on note receivable	29,144	10,386	—

Net cash (used in) investing activities	(3,949,008)	(2,439,249)	(10,763,374)

Cash Flows From Financing Activities
Net borrowings (payments) on line of credit	—	(551,871)	551,871
Proceeds from long-term borrowings	1,500,000	2,973,328	5,000,000
Principal payments on long-term borrowings	(4,746,331)	(1,998,664)	(666,664)
Redemption of members’ equity	(4,661,540)	—	—
Advance to member	(180,000)	—	—
Payment of loan costs	—	(100,052)	(147,685)
Members’ contributions	—	—	5,295,000

Net cash (used in) provided by financing activities	(8,087,871)	322,741	10,032,522

Net increase in cash and cash equivalents	880,703	2,634,602	263,102

Cash and Cash Equivalents
Beginning	2,897,704	263,102	—

Ending	$3,778,407	$2,897,704	$263,102

(Continued)

Signature Special Event Services, LLC

Statements Of Cash Flows (Continued)

Years Ended December 31, 2005 And 2004 And Period From March 1, 2003 (Date of Inception) To December 31, 2003

	2005	2004	2003
Reconciliation of Net Income (Loss) To Net Cash Provided By Operating Activities
Net income (loss)	$12,407,991	$3,417,080	$(710,064)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	3,274,112	2,566,141	1,458,559
Allowance for doubtful accounts	59,232	25,563	131,392
Loss on disposal of property and equipment	38,406	—	—
Compensation for member’s equity	—	90,000	—
Organization costs incurred in purchase of business	—	—	400,000
Write-off of note receivable-member’s equity	—	—	95,000
Change in assets and liabilities:
(Increase) decrease in
Accounts receivable	(4,455,871)	(2,291,587)	(2,214,002)
Other receivables	37,683	(132,916)	(30,845)
Prepaid expenses	(30,866)	(133,460)	(210,383)
Deposits	6,628	(67,963)	(8,000)
(Decrease) increase in
Accounts payable	1,973,433	190,602	1,390,679
Accrued salaries	(112,105)	296,444	197,587
Other accrued expenses	(158,213)	430,551	349,585
Deferred revenue	(122,848)	360,655	144,446

Net cash provided by operating activities	$12,917,582	$4,751,110	$993,954

Supplemental Schedule of Noncash Investing And Financing Activities
Purchase of business:
Fair value of asset acquired	$—	$—	$8,726,411
Less liabilities acquired	—	—	(927,844)
Less note payable acquired	—	—	(3,000,000)
Goodwill and intangible assets	—	—	2,897,932

Purchase of business, net of cash acquired	$—	$—	$7,696,499

Membership interest issued in exchange for property and equipment	$—	$2,000,000	$—

Note receivable issued in exchange for property and equipment	$—	$100,000	$—

Membership interest issued as employee compensation	$—	$90,000	$—

Notes receivable issued in exchange for membership equity	$—	$—	$205,000

See Notes To Financial Statements.

Signature Special Event Services, LLC

Notes To Financial Statements

Note 1. Nature of Business and Significant Accounting Policies

Nature of business: Signature Special Event Services, LLC (the “Company”) is a full service provider of temporary tent structures and specialized equipment rental such as power, power distribution, HVAC and kitchen equipment. The Company was established February 28, 2003, and is headquartered in Frederick, Maryland. The Company enters into contracts with customers throughout the United States and operates out of five locations: Frederick, Maryland; Shelbyville, Kentucky; Whittier, California; Durham, North Carolina and Orlando, Florida.

A summary of the Company’s significant accounting policies is as follows:

Basis of presentation: The financial statements are prepared on the accrual basis of accounting. In accordance with the method of presenting limited liability company financial statements generally accepted in the United States of America, the statements do not include the personal assets and liabilities of its members, including any provision for income taxes. The Company employs members who receive guaranteed payments, which are recorded as other expense in the Statements of Income.

Credit risk: The Company maintains its cash in bank deposit accounts which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

Revenue and cost recognition: The Company is engaged principally in fixed price contracts. Revenue is recognized on a monthly basis over the term of the service.

Contract costs include all direct labor, subcontractors, transportation, equipment and tent costs and those other direct costs related to contract performance, such as flooring, travel and warehousing costs. Selling and general and administrative expenses are charged to expense as incurred.

Cash and cash equivalents: For purposes of reporting cash flows, the Company considers all highly liquid investment instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts receivable: Billed amounts represent invoices that have been prepared and sent to the customer. Unbilled amounts are comprised principally of amounts of revenue recognized on contracts for which billings had not been presented to the customer at the balance sheet date.

Billed receivables are considered to be past due if any portion of the receivable balance is outstanding for more than 30 days. Due to the Company’s positive collection history and minimal bad debt losses, interest is not being recognized or accrued on past due accounts.

Provision for doubtful accounts is based on management’s evaluation of the status of existing non-current trade accounts receivable. Management determines the adequacy of the provision by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions.

Property, equipment, depreciation and amortization: Property and equipment are recorded at cost. Depreciation and amortization is computed on the straight-line method calculated at rates to amortize the costs of the applicable assets over the estimated useful lives. Leasehold improvements are amortized on a straight-line basis over the shorter of the useful lives of the assets or the term of the corresponding lease.

Loan costs: Unamortized loan costs include fees and other costs incurred to obtain long-term financing and are generally amortized over the life of the related debt. Costs and fees incurred during unsuccessful financing negotiations are expensed as incurred. Amortization expense charged to operations during 2005, 2004 and 2003 was $20,011, $51,808 and $23,383, respectively.

Signature Special Event Services, LLC

Notes To Financial Statements

Note 1. Nature of Business and Significant Accounting Policies (Continued)

Valuation of long-lived assets: The Company accounts for the valuation of long-lived assets under Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of carrying amount or fair value, less costs of sell. The Company accounts for goodwill under provisions of SFAS No. 144. This provision removes goodwill from consideration of allocation to long-lived assets to be tested for impairment. The valuation of goodwill and other intangible assets becomes subject to SFAS No. 142, which is described next.

Goodwill: The Company records as goodwill the excess of purchase price over the fair value of identifiable net assets acquired. Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other intangible Assets, prescribes a two step process for impairment testing of goodwill, which is performed annually, as well as when an event triggering impairment may have occurred. The first step tests for impairment, while the second step, if necessary, measures the impairment. The Company has elected to perform its annual analysis during the fourth quarter of each calendar year. No indicators of impairment were identified for the years ended December 31, 2005 and 2004 and the period from March 1, 2003 (date of inception) to December 31, 2003.

Income taxes: The Company is organized as a limited liability company, which is taxed similar to a partnership and is not subject to income taxes. Instead, the Company’s taxable income or loss is allocated among all partners based on the requirements of the operating agreement and reported on the partners’ individual income tax returns.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Accounts Receivable

Accounts receivable consist of the following as of December 31, 2005 and 2004:

	2005	2004
Billed receivables	$8,719,017	$4,350,641
Unbilled receivables	242,443	154,948

	8,961,460	4,505,589
Allowance for doubtful accounts	(216,187)	(156,955)

	$8,745,273	$4,348,634

At December 31, 2005, accounts receivable to two major customers totaled $1,183,665. Additionally, sales to these major customers totaled $15,065,290 for the year ended December 31, 2005.

At December 31, 2004, accounts receivable to three major customers totaled $1,383,268. Additionally, sales to these major customers totaled $13,344,809 for the year ended December 31, 2004.

The Company had no major customers for the period from March 1, 2003 (date of inception) to December 31, 2003.

Signature Special Event Services, LLC

Notes To Financial Statements

Note 3. Notes Receivable and Advance

At December 31, 2005 and 2004, the Company held a note receivable from a member, in the amount of $110,000, issued for Class A membership. Interest accrues at a floating rate equal to the applicable federal rate for mid-term loans. The outstanding balance and any accrued interest, is due on demand, but no later than February 28, 2008. On December 14, 2005, the Company advanced a member $180,000. The advance is non-interest bearing and will be repaid through Company distributions during the year ending December 31, 2006. The note receivable and advance are classified as a reduction of members’ equity.

On June 30, 2004, the Company issued a note receivable in the amount of $100,000 as part of a sale of property and equipment. The note bears an interest rate of 5.00%, requires monthly principal and interest installments of $2,997, and is due August 2007. At December 31, 2005 and 2004, the outstanding balance was $60,470 and $89,614, respectively.

Note 4. Property And Equipment

Property and equipment at December 31, 2005 and 2004 consists of the following:

		2005
Asset Category	Estimated Useful Life	Cost	Accumulated Depreciation Amortization	Net Book Value
Rental-bulk	5 years	$11,441,080	$4,152,140	$7,288,940
Rental-serialized	6 years	5,687,994	2,280,158	3,407,836
Transportation equipment	5 years	522,107	261,885	260,222
Leasehold improvements	5 years	161,720	44,188	117,532
Machinery and equipment	6 years	254,882	65,583	189,299
Furniture and fixtures	7 years	121,337	41,752	79,585
Computer hardware	5 years	210,252	56,993	153,259
Computer software	3 years	209,041	74,505	134,536

		$18,608,413	$6,977,204	$11,631,209

		2004
Asset Category	Estimated Useful Life	Cost	Accumulated Depreciation Amortization	Net Book Value
Rental-bulk	5 years	$8,334,804	$2,104,528	$6,230,276
Rental-serialized	6 years	5,206,716	1,352,341	3,854,375
Transportation equipment	5 years	504,643	160,872	343,771
Leasehold improvements	5 years	140,810	32,691	108,119
Machinery and equipment	6 years	137,932	34,157	103,775
Furniture and fixtures	7 years	121,337	24,418	96,919
Computer hardware	5 years	124,271	23,858	100,413
Computer software	3 years	123,283	15,367	107,916

		$14,693,796	$3,748,232	$10,945,564

Depreciation and amortization expense for property and equipment totaled $3,254,101 for 2005, $2,434,337 for 2004 and $1,435,178 for 2003.

Signature Special Event Services, LLC

Notes To Financial Statements

Note 5. Line of Credit

The Company has a line of credit with a borrowing limit of $3,000,000, which expires September 30, 2007. The advances, which are secured by all Company assets, are payable on demand and bear interest varying between the bank’s prime rate and prime plus 0.75%, depending on the Company’s leverage ratio. At December 31, 2005 and 2004, the line of credit had no advances outstanding. Additionally, the Company has a letter of credit subfacility in the face amount up to $200,000. At December 31, 2005 and 2004, the Company had no outstanding letters of credit. The borrowings on the lines of credit were subject to certain financial covenants.

Note 6. Long-term Debt

Long-term debt as of December 31, 2005 and 2004, consists of the following:

	2005	2004
Note payable; payable in monthly principal installments of $110,667 plus interest varying at the bank’s prime rate and prime plus .75%, depending on the Company’s leverage ratio; secured by substantially all assets of the Company; subject to certain restrictive covenants; due September 2007	$1,611,669	$6,308,000
Capital expenditure facility; payable in 23 monthly principal installments beginning October 31, 2005 (based upon a five year amortization) plus interest varying at the bank’s prime rate and prime plus .75%, depending on the Company’s leverage ratio, with a final balloon payment due September 30, 2007; secured by substantially all assets of the Company; subject to certain financial covenants	1,450,000	—

	$3,061,669	$6,308,000

Maturities of long-term debt as of December 31, 2005, are as follows:

Years Ending December 31,
2006	$1,763,667
2007	1,298,002

$3,061,669

On January 10, 2006, the Company repaid all long-term debt in full.

Note 7. Retirement Plan

The Company maintains a 401(k) defined contribution plan for all employees who meet certain eligibility requirements. Participants may make voluntary contributions to the plan up to the maximum amount allowable by law. Under the terms of the plan, the Company makes an elected matching contribution allocated to each employee’s account for the year. The Company recorded matching contributions to the plan of $73,600 in 2005, $53,637 in 2004 and $32,480 in 2003. The plan also contains a discretionary profit sharing feature that allows the Company to make contributions allocated to each eligible employee’s account based on a point system. The Company recorded a profit sharing contribution of $250,000 to the plan for the years ended December 31, 2005 and 2004. No contribution was recorded for the period March 1, 2003 (date of inception) to December 31, 2003.

Signature Special Event Services, LLC

Notes To Financial Statements

Note 8. Related Party Transactions

The Company participates in transactions with its members. A summary of such transactions is listed below:

	2005	2004	2003
Expenses incurred for:
Management fee paid to member	$185,972	$193,345	$154,091
Compensation to members	998,284	943,622	355,063
Guaranteed payments to members	43,562	75,616	—
Organizational costs paid to member	—	—	400,000
Amounts due from related party:
Note receivable-member	110,000	110,000	110,000
Advance – member	180,000	—	—
Amounts due to related party:
Accounts payable-members	—	75,616	—

The Company is obligated to pay a monthly management fee of $15,000, plus direct expenses incurred, to a member through February 28, 2008. Management fees are paid for periodic management advice.

During the year ended December 31, 2004, the Company purchased computer software and rental-bulk equipment from members amounting to $80,000 and $2,137,500, respectively. These amounts were capitalized at December 31, 2004.

Additionally, the Company issued a $40,000 note receivable to a member during the year ended December 31, 2004. This amount was repaid in full prior to December 31, 2004.

Note 9. Commitments and Contingencies

The Company is obligated under noncancelable lease agreements for operating facilities. Future minimum lease payments under leases having initial or remaining noncancelable lease terms in excess of one year are as follows:

Years Ending December 31,
2006	$1,062,210
2007	798,431
2008	353,826
2009	364,441
2010	375,374
Thereafter	370,141

$3,324,423

Total rent expense charged to operations was $1,002,549 in 2005, $762,579 in 2004 and $486,489 in 2003.

The Company has entered into incentive compensation agreements with three of its employees. The agreements provide for additional Class A membership interests upon the sale of substantially all of the members’ interests or assets of the Company, if certain financial goals are met. In addition, these agreements provide for annual incentive bonus payments, contingent upon Company profitability, based upon a percentage of base salary.

Signature Special Event Services, LLC

Notes To Financial Statements

Note 10. Members’ Equity

The operating agreement provides Class A Members the right to share in the Company’s net income (loss), to receive distributions of the Company’s assets, to participate in the election of managers and to vote. Class B and C Members have the right to share in the distributions of the Company’s assets, to participate in the election of managers and to vote. Class C interests will appreciate at 15% per annum. Payment of Class C appreciation is permitted and shall reduce the Class C liquidation amount. Such payments will be treated as guaranteed payments to members. Class C interests may be redeemed at any time. Additionally, in the event of any voluntary or involuntary liquidation, and before any payment or distribution of the assets shall be made to or set apart for Class A Members, Class C and then Class B Members are entitled to receive cash equal to the liquidation amount, as defined by the operating agreement.

On September 30, 2004, the Company issued $2,000,000 Class C interests in exchange for property and equipment to existing members. In addition, on March 1, 2004, the Company issued a 5% Class A interest valued at $90,000 through employee compensation.

On February 22, 2005, the Company paid $2,000,000 to Class C members to redeem all Class C interests. In addition, guaranteed payments of $43,562 were paid to the members and reflected as an expense on the income statement.

On November 23, 2005, the Company paid $2,597,405 to Class B members to redeem all Class B interests and for appreciation through that date.

Note 11. Business Acquisition

On February 28, 2003, the Company acquired the assets of the Special Event Division of United Rentals (North America) Inc. (the transaction). As a result of the transaction, the Company is expected to be a leading provider of tents and specialized equipment for the special events industry on a national basis. The transaction was financed by a mix of equity, seller financing and a bank term loan.

The following table summarized the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.

Current assets
Property and equipment	$8,572,000
Other assets	154,411
Goodwill	897,932

Total assets acquired	9,624,343

Current liabilities	927,844
Long-term debt	1,000,000

Total liabilities assumed	1,927,844

Net assets acquired	$7,696,499

In connection with the transaction, the Company incurred $170,537 of deal related costs including legal and other ancillary fees.

The excess of the total purchase price paid and the fair value of the net assets assumed was allocated to goodwill because no other separately identifiable intangible assets were identified at the time of acquisition. Goodwill resulted from the current market demand in the industry that the Company operates in.

The Company originally agreed to $3,000,000 of seller financing in the transaction. During 2004, the Company renegotiated with United Rentals and both parties agreed that $1,000,000 was sufficient to settle all outstanding seller financing related to the transaction and any potential claims that the Company may have had against United Rentals for breaches of representations and warranties in the purchase agreement. The table above has been revised to show the reduced goodwill and long term debt related to this renegotiation.